SUPPLEMENT

DATED MARCH 16, 2010 TO THE

CLASS IA AND CLASS IB SHARES PROSPECTUSES

DATED MAY 1, 2009

FOR HARTFORD SERIES FUND, INC. (THE “PROSPECTUSES”)

Effective March 1, 2010, the above referenced Prospectuses are revised as follows with respect to Hartford Money Market HLS Fund (the “Fund”):

Effective March 1, 2010, the Board of Directors approved a six months’ extension of the reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero currently in effect for Class IB.  The 12b-1 payments to financial intermediaries by the Fund’s distributor will be zero for Class IB during this time period.  The Hartford may be required to pay out of its own resources the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of the 12b-1 fees.  The Board expects to reconsider the level of 12b-1 fees at its August 2010 meeting.  The Board’s action may be changed at any time.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE